Exhibit J(1)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment to Registration Statement No. 2-39334 on Form N-1A of our report dated February 24, 2026, relating to the financial statements and financial highlights of the funds listed on the attached Schedule A, each a series of MML Series Investment Fund, appearing in the Form N-CSR of MML Series Investment Fund for the year ended December 31, 2025, and to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm,” and “Financial Statements” in the Statements of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

April 23, 2026

Schedule A

Portfolio Name
MML VIP BlackRock® Equity Index Fund (formerly known as “MML Equity Index Fund”)
MML VIP JPMorgan U.S. Research Enhanced Equity Fund (formerly known as “MML Managed Volatility Fund”)
MML VIP Loomis Sayles Large Cap Growth Fund (formerly known as “MML Large Cap Growth Fund”)
MML VIP T. Rowe Price Equity Income Fund (formerly known as “MML Equity Income Fund”)
MML VIP American Century Mid Cap Value Fund (formerly known as “MML Mid Cap Value Fund”)
MML VIP T. Rowe Price Blue Chip Growth Fund (formerly known as “MML Blue Chip Growth Fund”)
MML Foreign Fund
MML Sustainable Equity Fund
MML VIP American Century Small Company Value Fund (formerly known as “MML Small Company Value Fund”)
MML VIP Fidelity Institutional AM® Core Plus Bond Fund (formerly known as “MML Total Return Bond Fund”)
MML Focused Equity Fund
MML VIP Invesco Main Street Equity Fund (formerly known as “MML Fundamental Equity Fund”)
MML Small/Mid Cap Value Fund
MML VIP Conservative Allocation Fund (formerly known as “MML Conservative Allocation Fund”)
MML VIP Balanced Allocation Fund (formerly known as “MML Balanced Allocation Fund”)
MML VIP Moderate Allocation Fund (formerly known as “MML Moderate Allocation Fund”)
MML VIP Growth Allocation Fund (formerly known as “MML Growth Allocation Fund”)
MML VIP Aggressive Allocation Fund (formerly known as “MML Aggressive Allocation Fund”)
MML VIP American Funds Growth Fund (formerly known as “MML American Funds Growth Fund”)
MML VIP American Funds 65/35 Allocation Fund (formerly known as “MML American Funds Core Allocation Fund”)
MML VIP MFS® International Equity Fund (formerly known as “MML International Equity Fund”)
MML VIP Wellington Small Cap Growth Equity Fund (formerly known as “MML Small Cap Growth Equity Fund”)
MML VIP Invesco Global Fund (formerly known as “MML Global Fund”)
MML VIP T. Rowe Price Mid Cap Growth Fund (formerly known as “MML Mid Cap Growth Fund”)
MML Income & Growth Fund